EXHIBIT 99.3

(Multicurrency-Cross Border)
SCHEDULE
to the
Master Agreement
dated as of August 13, 2007
between
LEHMAN BROTHERS SPECIAL FINANCING INC. (“Party A”),
and
THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract
Administrator for CWABS Asset-Backed Certificates Trust 2007-12 (“Party B”)

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement for CWABS Asset-Backed Certificates Trust 2007-12, dated as of August 1, 2007 among CWABS, Inc., as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee (the “Pooling and Servicing Agreement”).

Part 1: Termination Provisions
For the purposes of this Agreement:
(a)	“Specified Entity” will not apply to Party A or Party B for any purpose.

(b)	“Specified Transaction” will not apply to Party A or Party B for any purpose.

(c)	Events of Default.

The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.
(i)
The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word “third” with the word “first”.

(ii)	The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(iii)
The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (i) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days or (ii) an S&P Required Ratings Event has occurred and been continuing for 10 or more Local Business Days.

(iv)	The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)	The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(vi)	The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

 “Specified Indebtedness” will have the meaning specified in Section 14.
“Threshold Amount” means an amount equal to three percent (3%) of the Stockholders’ Equity of Lehman Brothers Holdings Inc. (“Lehman Brothers Holdings Inc.” or “Holdings”), in the case of Party A and Holdings (or its equivalent in any other currency).
“Stockholders’ Equity” means with respect to an entity, at any time, the sum at such time of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles consistently applied.

(vii)
The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, (i) Section 5(a)(vii)(4) is hereby amended by adding after the words “against it” the words “(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)” and (ii) Section 5(a)(vii)(8) is hereby amended by deleting the words “to (7) (inclusive)” and inserting in lieu thereof “, (3), (4) as amended, (5) and (6) as amended”.

(viii)	The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(d)	Termination Events.
The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to “Illegality” the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.
(i)	The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.
(ii)
The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” and the “Tax Event” provisions of Section 5(b)(ii) will apply to Party B.

(iii)
The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.
(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.
(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:
(i)
Market Quotation will apply, provided, however, that, if an Early Termination Date has been designated by Party B in respect of a Derivative Provider Trigger Event, the following provisions will apply:

(A)	The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:
“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.
(B)	The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:
“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:
(a)
If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the “Latest Settlement Amount Determination Day”), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b)
If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

(c)
If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.
(C)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.
(D)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:
“(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I).”
(E)
At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

(ii)	The Second Method will apply.
(g)	“Termination Currency” means USD.
(h)	Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).
Part 2: Tax Representations
(a)	Tax Representations.
(i)	Payer Representations. For the purpose of Section 3(e) of this Agreement:
(A)	Party A makes the following representation(s):
It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.
(B)	Party B makes the following representation(s):
None.
(ii)	Payee Representations. For the purpose of Section 3(f) of this Agreement:
(A)	Party A makes the following representation(s):
Party A represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware.
(B)	Party B makes the following representation(s):
None.
(b)	Tax Provisions.
(i)
Gross Up.  Section 2(d)(i)(4) shall not apply to Party B as X and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(ii)	Indemnifiable Tax. The definition of “Indemnifiable Tax” in Section 14 is deleted in its entirety and replaced with the following:
“Indemnifiable Tax” means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.
Part 3: Agreement to Deliver Documents
(a) Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B
Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate.
Promptly after reasonable demand by either party..

(b)	Other Documents to be delivered are (any document to be delivered below via internet shall be deemed to be furnished in writing for purposes of Section 3(d) of the Agreement):

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A and Party B
Any documents required or reasonably requested by the receiving party to evidence authority of the delivering party or its Credit Support Provider, if any, to execute and deliver this Agreement, any Confirmation and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be.
		Upon execution.	Yes
Party A and Party B
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document or any Confirmation, as the case may be.
		Upon execution	Yes
Party A
A copy of the annual report of its Credit Support Provider containing audited consolidated financial statements for such fiscal year certified by independent public accountants and prepared in accordance with generally accepted accounting principles consistently applied.

		Upon request	Yes
Party A
For its most recent fiscal quarter, a copy of the unaudited financial statements of  its Credit Support Provider, prepared in accordance with generally accepted accounting principles consistently applied.

		Upon request	Yes
Party A
An opinion of counsel to such party reasonably satisfactory in form and substance to the other party regarding the enforceability of this Agreement, any Confirmation and any Credit Support Documents to which it is a party.
		Within 15 days of the execution of this Agreement	No

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A	A guarantee of Lehman Brothers Holdings Inc. (“Holdings”) substantially in the form of Exhibit B to this Schedule.	Upon execution	No
Party B	Executed copy of the Pooling and Servicing Agreement	Upon the filing of the Pooling and Servicing Agreement on the Security and Exchange Commission’s EDGAR system	Yes
Party B	An opinion of counsel to Party B reasonably acceptable to Party A.	Within 15 days of the execution of this Agreement	No
Party B	Monthly Statement	At such time as each is delivered by the Trustee	Yes
Party B	Copy of any notice delivered under the Pooling and Servicing Agreement that impacts this agreement.	Upon availability
Party B	All reports that go to the Rating Agencies.	As applicable.	Yes
Party B	Each material amendment, supplement or waiver to the Pooling and Servicing Agreement, as proposed from time to time.	Promptly upon learning of any proposed amendment, supplement or waiver.	No
Part 4: Miscellaneous
(a)	Addresses for Notices. For the purposes of Section 12(a) of this Agreement:
Party A:   Address for notices or communications to Party A:-
Address:	Lehman Brothers Special Financing Inc. c/o Lehman Brothers Inc. Corporate Advisory Division Transaction Managment Group 745 Seventh Avenue New York, New York 10019
Attention:	Documentation Manager
Telephone No.:	(212) 526-7187
Facsimile No.:	(212) 526-7672
For all purposes.

Party B:  Address for notices or communications to Party B:

Address:	The Bank of New York 101 Barclay Street -- 4 W Floor New York, NY 10286

Attention:	Corporate Trust Administration MBS Administration, CWABS, Series 2007-12
Telephone No.:	(212) 815-6093
Facsimile No.:	(212) 815-3986
For all purposes.
(b)	Process Agent. For the purposes of Section 13(c) of this Agreement:
Party A appoints as its Process Agent: Not Applicable.
Party B appoints as its Process Agent:  Not Applicable.
(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.
(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:
Party A is not a Multibranch Party.
Party B is not a Multibranch Party.
(e)
Calculation Agent. The Calculation Agent is Party A; provided however, if an Event of Default occurs and is continuing with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent until the discontinuance of the Event of Default with respect to Party A or the designation of an Early Termination Date under Section 6(c)(ii), reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)	Credit Support Document. Credit Support Document means
Party A:	The Credit Support Annex and any guarantee in support of Party A’s obligations under this Agreement.
Party B:	The Credit Support Annex, solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.
(g)	Credit Support Provider.
Party A:	The guarantor under any guarantee in support of Party A’s obligations under this Agreement.
Party B:	None.
(h)
Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions.

(j)
“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided, however, that with respect to Party A (except for the purpose of Part 1(c)(vii), such definition shall be understood to exclude Lehman Brothers Derivative Products Inc. and Lehman Brothers Financial Products Inc., and with respect to Party B,  Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5: Other Provisions
(a)
Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the “Definitions”) and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof.  The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions.

(b)	Amendments to ISDA Master Agreement.
(i)	Single Agreement. Section 1(c) is hereby amended by the adding the words “including, for the avoidance of doubt, the Credit Support Annex” after the words “Master Agreement”.
(ii)	Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):
“(g)	Relationship Between Parties.
(1)
Nonreliance.  (i) It is not relying on any statement or representation of the other party regarding any Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)
Evaluation and Understanding.  (i) It has the capacity to evaluate (internally or through independent professional advice) each Transaction and has made its own decision to enter into each Transaction and (ii) It understands the terms, conditions and risks of each Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)	Purpose. It is entering into each Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.
(4)	Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of any Transaction.
(5)
Eligible Contract Participant.  It is an “eligible swap participant” as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended.”

(iii)
Transfer to Avoid Termination Event.  Section 6(b)(ii) is hereby amended by (i) deleting the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” and (ii) deleting the words “to transfer” and inserting the words “to effect a Permitted Transfer” in lieu thereof.

(iv)
Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting “; and” from the end of subparagraph 1 and inserting “.” in lieu thereof and (iii) deleting the final paragraph thereof.

(v)
Local Business Day.  The definition of Local Business Day in Section 14 is hereby amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(c)	Additional Termination Events. The following Additional Termination Events will apply:
(i)
Moody’s First Ratings Trigger Collateral Failure.  If (A) it is not the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii)
S&P Approved Ratings Collateral Failure.  If (A) it is not the case that an S&P Required Ratings Event has occurred and been continuing for 10 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(iii)
Moody’s Second Ratings Trigger Replacement.  If (A) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (as defined in Part 1(f)(i) above) and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(iv)
S&P Required Ratings Failure.  If (A) an S&P Required Ratings Event has occurred and been continuing for 60 or more calendar days and (B) Party A has failed to either (i) effect a Permitted Transfer or (ii) procure an Eligible Guarantee, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(v)
Supplemental Pooling and Servicing Agreement Without Party A’s Prior Written Consent. If Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A (excluding, for the avoidance of doubt, any amendment to the Pooling and Servicing Agreement that is entered into solely for the purpose of appointing a successor master servicer or trustee) without the prior written consent (such consent not to be unreasonably withheld) of Party A where such consent is required under the Pooling and Servicing Agreement, then an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.  Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement.

(vi)	[Reserved]
(vii)	[Reserved]
(viii)
For the avoidance of doubt, in the event that (A) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) an S&P Required Ratings Event has occurred and been continuing for 60 or more calendar days, Party B shall be entitled to declare an Early Termination Date pursuant to Section 6(b)(iv) and Part 5(c)(iv) for so long as such S&P Required Ratings Event is continuing, notwithstanding the absence of a Firm Offer from an Eligible Replacement.

(d)
Required Ratings Downgrade Event.  In the event that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings that satisfy the S&P Required Ratings Threshold and the Moody’s Second Trigger Ratings Threshold (such event, a “Required Ratings Downgrade Event”), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, either (A) effect a Permitted Transfer or (B) procure an Eligible Guarantee.

(e)
Regulation AB Compliance. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of February 24, 2006, as amended from time to time (the “Regulation AB Agreement”), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Lehman Brothers Special Financing Inc. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

(f)	Transfers.
(i)	Section 7 is hereby amended to read in its entirety as follows:
“Neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party, (b) prior written notice to Moody’s and (c) satisfaction of the Rating Agency Condition with respect to S&P, except that:
(a)
a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

(b)	a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); and
(c)
Party A may (at its own cost) transfer all or substantially all of its rights and obligations with respect to this Agreement to any other entity that is an Eligible Replacement (i) pursuant to Section 6(b)(ii) or the Regulation AB Agreement (subject to satisfaction of the Rating Agency Condition with respect to S&P) or (ii) in connection with a Replacement Transaction or a Permitted Transfer”.

(ii)
If an Eligible Replacement has made a Firm Offer (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance) to be the transferee pursuant to a transfer in accordance with clause (c) above, Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(iii)	Notwithstanding anything to the contrary in Section 7 of the Agreement and Section 6(b)(ii) of this Agreement, Party A may make a Permitted Transfer (1) to any Affiliate of Holdings effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate, such guarantee to be identical to the guarantee then in effect of the obligations of the transferor (except for the name, address and the jurisdiction of the guarantor) or that otherwise satisfies the Rating Agency Condition, or (2) to any Eligible Replacement.
Any purported transfer that is not in compliance with this Section will be void.
(g)
Non-Recourse.  Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Swap Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Swap Trust and the proceeds thereof should be insufficient to satisfy all claims outstanding following the realization of the account held by the Swap Trust and the proceeds thereof, any claims against or obligations of Party B under this Agreement and any Confirmation hereunder still outstanding shall be extinguished and thereafter not revive.  Party B shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Swap Trust from the Trust Fund created pursuant to the Pooling and Servicing Agreement.

(h)
Timing ofPayments by Party B upon Early Termination.  Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the “Unfunded Amount”) of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered into a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i)
Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been provided prior written notice of such designation or transfer.

(j)
No Set-off.  Except as expressly provided for in Section 2(c), Section 6, Paragraph 8 of the Credit Support Annex or Part 1(f)(i)(D) hereof and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  Section 6(e) shall be amended by deleting the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”.

(k)
Amendment.  Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and the Rating Agency Condition is satisfied with respect to S&P.

(l)
Notice of Certain Events or Circumstances.  Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, to promptly give notice of such event or condition to the other Party and each Swap Rating Agency; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.
(m)
Proceedings.  No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Swap Trust or the Trust Fund formed pursuant to the Pooling and Servicing Agreement, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates.  This provision will survive the termination of this Agreement; provided that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, the Trustee, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law.  This provision will survive the termination of this Agreement.

(n)
Swap Contract Administrator Liability Limitations.  Party A and Party B agree to the following: (a) The Bank of New York (“BNY”) is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-12; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-12) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Pooling and Servicing Agreement. This Part 5(n) shall survive the termination of this Agreement.

(o)
Severability.  If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.
(p)
Accuracy of Specified Information.  Section 3(d) is hereby amended by inserting in the third line thereof after the words “in every material respect” and before the period the phrase “or, in the case of audited or unaudited financial statements, a fair presentation, in all material respects, of the financial condition of the relevant person.”

(q)
Escrow Payments.  If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow.  In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.
(r)
Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording and agrees to notify such personnel of such monitoring or recording.

(s)
Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document, and acknowledges that this waiver is a material inducement to the other party’s entering into this agreement and each transaction hereunder.

(t)
No Violation or Conflict Representation.  Section 3(a)(iii) is hereby amended by inserting in the second line thereof after the words “constitutional documents” and before the words “, any order or judgment” the phrase “(including, but not limited to, the Pooling and Servicing Agreement, as amended, and any and all resolutions, investment policies, guidelines, procedures or restrictions)”; provided, such amendment shall be applicable only with respect to the Representations of Party B.

(u)	Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement and the Swap Contract Administration Agreement.
(v)	Additional representations.
(i)
Capacity.  Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and each Transaction as principal and not as agent of any person.  Party B represents to Party A on the date on which Party B enters into this Agreement that it is entering into the Agreement and each Transaction in its capacity as Swap Contract Administrator.

(w)	Acknowledgements.
(i)
Substantial financial transactions.  Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transactions being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transactions, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(ii)
Bankruptcy Code.  Subject to Part 5(m), without limiting the applicability, if any, of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556 and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute “forward contracts” or “swap agreements” as defined in Section 101 of the Bankruptcy Code or “commodity contracts” as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556 and 560 of the Bankruptcy Code.

(x)
Notices.  For the purposes of subsections (iii) and (v) of Section 12(a), the date of receipt shall be presumed to be the date sent if sent on a Local Business Day or, if not sent on a Local Business Day, the date of receipt shall be presumed to be the first Local Business Day following the date sent.

(y)
Service of Process.  The third sentence of Section 13(c) shall be amended by adding the following language at the end thereof:  “if permitted in the jurisdiction where the proceedings are initiated and in the jurisdiction where service is to be made.”

(z)	Additional Definitions.
As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:
“Derivative Provider Trigger Event” means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event (other than an Illegality or a Tax Event) with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.
“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future obligations of Party A or an Eligible Replacement to Party A under this Agreement that (a) is in a form identical to the attached hereto as Exhibit B, or (b) is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee is identical to the attached hereto as Exhibit B (except for the name, address and the jurisdiction of the guarantor) or that otherwise satisfies the Rating Agency Condition with respect to S&P and either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to deduction or withholding for Tax and such opinion has been delivered to Moody’s, (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to deduction or withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such deduction or withholding been required or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.
“Eligible Guarantor” means an entity that (A) has credit ratings from S&P at least equal to the S&P Required Ratings Threshold and (B) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold; provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the S&P Approved Ratings Threshold or the Moody’s First Trigger Ratings Threshold, as applicable, will not cause a Collateral Event (as defined in the Credit Support Annex) to cease to occur or continue.
“Eligible Replacement” means an entity that (A) (i) (a) has credit ratings from S&P at least equal to the S&P Required Ratings Threshold and (b) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold; provided, for the avoidance of doubt, that an Eligible Replacement with credit ratings below the S&P Approved Ratings Threshold or the Moody’s First Trigger Ratings Threshold, as applicable, will not cause a Collateral Event (as defined in the Credit Support Annex) to cease to occur or continue or (ii) provides an Eligible Guarantee from an Eligible Guarantor and (B) that has executed an Item 1115 Agreement with the Depositor.
 “Financial Institution” means, with respect to any Relevant Entity, a bank, broker/dealer or affiliate thereof, insurance company, structured investment company or derivative product company or otherwise determined to be a Financial Institution by S&P.  For purposes of clarification, Party A and its Credit Support Provider shall qualify as a Financial Institution.
“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.
“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Ratings Threshold” means, with respect to any Relevant Entity, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1” or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.
“Moody’s Second Trigger Ratings Event” means that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.
“Moody’s Second Trigger Ratings Threshold” means, with respect to any Relevant Entity, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2” or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.
“Permitted Transfer” means a transfer by novation by Party A to a transferee (the “Transferee”) of all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B), (b) an Event of Default, Termination Event or Additional Termination Event would not occur as a result of such transfer, (c) pursuant to a written instrument (the “Transfer Agreement”), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transactions, (d) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A’s rights and obligations under the Agreement and all relevant Transactions; (e) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any cost of entering into a Transfer Agreement); (f) Moody’s has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P and (g) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.
“Rating Agency Condition” means, with respect to any proposed act hereunder and each Swap Rating Agency specified in connection with such proposed act, a condition that is satisfied when the party proposing such act consults with each of the specified Swap Rating Agencies and receives from each such Swap Rating Agency a prior written confirmation (including by facsimile transmission) that the proposed action would not cause a downgrade or withdrawal of the then-current rating of any Certificates.
“Regulation AB Agreement” shall have the meaning assigned thereto in Part 5(e).
“Relevant Entity” means Party A, a guarantor under an Eligible Guarantee or an Eligible Replacement, as applicable.
“Replacement Transaction” means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

“Required Ratings Downgrade Event” shall have the meaning assigned thereto in Part 5(d).
“S&P” means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.
“S&P Approved Ratings Threshold” means, only with respect to a Relevant Entity that is a Financial Institution, a short-term unsecured and unsubordinated debt rating from S&P of “A-1” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “A+”.
“S&P Required Ratings Event” means that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.
“S&P Required Ratings Threshold” means, (i) with respect to any Relevant Entity that is a Financial Institution, a short-term unsecured and unsubordinated debt rating from S&P of “A-2” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “BBB+” and (ii) with respect to any Relevant Entity that is not a Financial Institution, a short-term unsecured and unsubordinated debt rating from S&P of “A-1” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “A+”.
“Swap Rating Agencies” means, with respect to any date of determination, each of S&P and Moody’s, to the extent that each such rating agency is then providing a rating for any of the Certificates.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

LEHMAN BROTHERS SPECIAL FINANCING INC.	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-12
(“Party A”)	(“Party B”)

By:	/s/Allyson M. Carine	By:	/s/ William Herrmann
Name: Allyson M. Carine		Name: William Herrmann
Title: Authorize Signatory		Title: Assistant Treasurer

EXHIBIT A

Regulation AB Agreement

         Item 1115 Agreement dated as of February 24, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS,
INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation
("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a
Delaware corporation ("CWHEQ") and LEHMAN BROTHERS SPECIAL FINANCING INC., as
counterparty (the "Counterparty").

                                   RECITALS

             WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed
Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the
"Securities") through special purpose vehicles (each, an "SPV").

             WHEREAS, from time to time, on the closing date (the "Closing
Date") of a transaction pursuant to which Securities are offered (each, a
"Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a
"Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

             NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.   Definitions

             Company Information:  As defined in Section 4(a)(i).

             Company Financial Information: As defined in Section 2(a)(ii).

             Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

             GAAP:  As defined in Section 3(a)(v).

             EDGAR: The Commission's Electronic Data Gathering, Analysis and
Retrieval system.

             Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

             Exchange Act Reports: All Distribution Reports on Form 10-D,
Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

                                     A-1

             Master Agreement: The ISDA Master Agreement between the
Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master
Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

             Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

             Regulation AB: Subpart 229.1100 - Asset Backed Securities
(Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531
(Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

             Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.   Information to be Provided by the Counterparty.

       (a)   Prior to printing the related Prospectus Supplement,

             (i)   the Counterparty shall provide to the related
                   Depositor such information regarding the
                   Counterparty, as a derivative instrument
                   counterparty, as is reasonably requested by the
                   related Depositor for the purpose of compliance
                   with Item 1115(a)(1) of Regulation AB. Such
                   information shall include, at a minimum:

                   (A)  The Counterparty's legal name (and any d/b/a);

                   (B)  the organizational form of the Counterparty;

                   (C)  a description of the general character of the
                        business of the Counterparty;

                   (D)  a description of any affiliation or
                        relationship (as set forth in Item 1119)
                        between the Counterparty and any of the
                        following parties:

                        (1)   CHL (or any other sponsor identified to the
                              Counterparty by CHL);

                        (2)   the related Depositor (as identified to the
                              Counterparty by CHL);

                        (3)   the SPV;

                        (4)   Countrywide Home Loans Servicing LP (or
                              any other servicer or master servicer
                              identified to the Counterparty by CHL);

                                     A-2

                        (5)   The Bank of New York (or any other trustee
                              identified to the Counterparty by CHL);

                        (6)   any originator identified to the Counterparty
                              by CHL;

                        (7)   any enhancement or support provider identified to
                              the Counterparty by CHL; and

                        (8)   any other material transaction party identified
                              to the Counterparty by CHL.

             (ii)  if requested by the related Depositor prior to the
                   related Depositor taking the steps necessary to
                   suspend its obligation to file Exchange Act
                   Reports, with respect to the SPV, under Sections 13
                   and 15(d) of the Exchange Act, in accordance with
                   the requirements of Regulation AB, the Counterparty
                   shall:

                   (A)   provide the financial data required by Item
                         1115(b)(1) or (b)(2) of Regulation AB (as specified
                         by the related Depositor to the Counterparty) with
                         respect to the Counterparty (or any entity that
                         consolidates the Counterparty) and any affiliated
                         entities providing derivative instruments to the
                         SPV (the "Company Financial Information"), in a
                         form appropriate for use in the Prospectus
                         Supplement and in an EDGAR-compatible form (if not
                         incorporated by reference) and hereby authorizes
                         the related Depositor to incorporate by reference
                         the financial data required by Item 1115(b)(2) of
                         Regulation AB; and

                   (B)   if applicable, cause its accountants to issue their
                         consent to the filing or the incorporation by
                         reference of such financial statements in the
                         Registration Statement.

       (b)   Following the Closing Date and until the related Depositor takes the steps necessary to suspend its obligation to file Exchange
             Act Reports, with respect to the SPV, under Sections 13 and 15(d)
             of the Exchange Act, with respect to a Transaction,

             (i)   no later than the 25th calendar day of each month, the
                   Counterparty shall (1) notify the related Depositor in
                   writing of any affiliations or relationships that develop
                   following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any
                   other parties identified in writing by the related
                   Depositor) and (2) provide to the related Depositor a
                   description of such proceedings, affiliations or
                   relationships as described in Section 2(b)(i)(1);

             (ii)  if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement,
                   within 5 Business Days of the release of any updated
                   financial data, the Counterparty shall (1)

                                     A-3

                   provide current Company Financial Information as required
                   under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by
                   reference) and hereby authorizes the related Depositor to
                   incorporate by reference the financial data required by Item
                   1115(b)(2) of Regulation AB, and (2) if applicable, cause its accountants to issue their consent to filing or
                   incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

             (iii) if the related Depositor requests Company Financial
                   Information from the Counterparty, for the purpose of
                   compliance with Item 1115(b) of Regulation AB following the
                   Closing Date, the Counterparty shall upon five Business
                   Days written notice either (A), (1) provide current Company
                   Financial Information as required under Item 1115(b) of
                   Regulation AB to the related Depositor in an
                   EDGAR-compatible form (if not incorporated by reference)
                   and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2)
                   of Regulation AB, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by
                   reference of such financial statements in the Exchange Act
                   Reports of the SPV and (3) within 5 Business Days of the
                   release of any updated financial data, provide current
                   Company Financial Information as required under Item
                   1115(b) of Regulation AB to the related Depositor in an
                   EDGAR-compatible form and if applicable, cause its
                   accountants to issue their consent to filing or
                   incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the
                   Derivative Agreement as provided below.

Section 3.   Representations and Warranties and Covenants of the Counterparty.

        (a)  The Counterparty represents and warrants to the related
             Depositor, as of the date on which information is first
             provided to the related Depositor under Section 2(a)(ii),
             Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as
             disclosed in writing the related Depositor prior to such
             date:

             (i)   The Counterparty or the entity that consolidates the
                   Counterparty is required to file reports with the
                   Commission pursuant to section 13(a) or 15(d) of the
                   Exchange Act.

             (ii)  The Counterparty or the entity that consolidates the
                   Counterparty has filed all reports and other materials
                   required to be filed by such requirements during the
                   preceding 12 months (or such shorter period that such party was required to file such reports and materials).

             (iii) The reports filed by the Counterparty, or entity that consolidates the Counterparty, include (or properly
                   incorporate by reference) the financial statements of the
                   Counterparty.

                                     A-4

             (iv)  The accountants who certify the financial statements and supporting schedules included in the Company Financial
                   Information (if applicable) are independent registered
                   public accountants as required by the Securities Act.

             (v)   If applicable, the financial statements included in the
                   Company Financial Information present fairly the
                   consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its
                   consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the
                   Company Financial Information, said financial statements
                   have been prepared in conformity with generally accepted
                   accounting principles ("GAAP") applied on a consistent
                   basis; and the supporting schedules included in the Company
                   Financial Information present fairly in accordance with
                   GAAP the information required to be stated therein. The
                   selected financial data and summary financial information
                   included in the Company Financial Information present
                   fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial
                   statements of the Counterparty.

             (vi)  The Company Financial Information and other Company
                   Information included or incorporated by reference in the
                   Registration Statement (including through filing on an
                   Exchange Act Report), at the time they were or hereafter
                   are filed with the Commission, complied in all material
                   respects with the requirements of Item 1115(b) of
                   Regulation AB (in the case of the Company Financial
                   Information) and, did not and will not contain an untrue
                   statement of a material fact or omit to state a material
                   fact required to be stated therein or necessary in order to make the statements therein, in the light of the
                   circumstances under which they were made, not misleading.

        (b)  If the Counterparty has provided Company Financial Information that is incorporated by reference into the Registration Statement of the related Depositor, the Counterparty, so long as the related Depositor is required to file Exchange Act Reports with respect to the SPV, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the
             Exchange Act. If permitted by the Exchange Act, the related
             Depositor will take the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under
             Sections 13 and 15(d) of the Exchange Act.

        (c)  If at any time, the Counterparty ceases to meet the requirements of Item 1101(c)(1) of Regulation AB with respect to the
             incorporation by reference of the financial information of third parties, the Counterparty shall provide notice to the related
             Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act
             Reports of the SPV, will provide to the related Depositor such
             Company Financial Information in

                                      A-5

             EDGAR-compatible format no later than the 25th calendar day of the month following the date on which the Counterparty ceased to meet the requirements.

        (d)  The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.   Indemnification; Remedies

        (a)  The Counterparty shall indemnify CHL and the related Depositor, each person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the
             Securities Act and Section 20 of the Exchange Act); and the
             respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs,
             judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

             (i)   (A) any untrue statement of a material fact contained or
                   alleged to be contained in any information, report,
                   accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the
                   Counterparty (collectively, the "Company Information"), or
                   (B) the omission or alleged omission to state in the
                   Company Information a material fact required to be stated
                   in the Company Information or necessary in order to make
                   the statements therein, in the light of the circumstances
                   under which they were made, not misleading;

             (ii)  any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date
                   prior to the Closing Date, to the extent that such breach
                   is not cured by the Closing Date, or any breach by the
                   Counterparty of a representation or warranty pursuant to
                   Section 3 to the extent made as of a date subsequent to the
                   Closing Date.

        (b)  (i)   Any failure by the Counterparty to deliver any
                   information, report, accountants' consent or other material when and in any case only as required under Section 2 or
                   any breach by the Counterparty of a representation or
                   warranty set forth in Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information
                   needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), shall, except as provided in clause (ii) of this paragraph,
                   immediately and automatically, without notice or grace
                   period, constitute an Additional Termination Event (as
                   defined in the Master Agreement) with the Counterparty as
                   the sole Affected Party (as defined in the Master

                                      A-6

                   Agreement) under the Derivative Agreement. Following such
                   termination, a termination payment (if any) shall be
                   payable by the applicable party as determined by the
                   application of Section 6(e)(ii) of the Master Agreement,
                   with Market Quotation and Second Method being the
                   applicable method for determining the termination payment
                   (notwithstanding anything in the Derivative Agreement to
                   the contrary).

             (ii)  If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as
                   required under Section 2, which continues unremedied for
                   the lesser of ten calendar days after the date on which
                   such information, report, certification or accountants'
                   consent was required to be delivered or such period in
                   which the applicable Exchange Act Report for which such
                   information is required can be timely filed (without taking into account any extensions permitted to be filed), or if
                   the Counterparty has provided Company Information, any
                   breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date
                   subsequent to such closing date, and the Counterparty has
                   not, at its own cost, within the period in which the
                   applicable Exchange Act Report for which such information
                   is required can be timely filed caused another entity
                   (which meets any applicable ratings threshold in the
                   Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an
                   agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any
                   information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is
                   approved by the Depositor (which approval shall not be
                   unreasonably withheld) and any rating agency, if
                   applicable, on terms substantially similar to the
                   Derivative Agreement, then an Additional Termination Event
                   (as defined in the Master Agreement) shall have occurred
                   with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be
                   payable by the applicable party as determined by the
                   application of Section 6(e)(ii) of the Master Agreement,
                   with Market Quotation and Second Method being the
                   applicable method for determining the termination payment
                   (notwithstanding anything in the Derivative Agreement to
                   the contrary).

             (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the
                   Counterparty shall promptly reimburse the SPV for all
                   reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the
                   Counterparty as counterparty and the entry into a new
                   Derivative Agreement. The provisions of this paragraph
                   shall not limit whatever rights the SPV may have under
                   other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific
                   performance or injunctive relief.

                                      A-7

Section 5.   Miscellaneous.

        (a)  Construction. Throughout this Agreement, as the context requires,
             (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past;
             and (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

        (b)  Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

        (c)  No Third-Party Benefits Except as Specified. None of the
             provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related
             SPV and any trustee of an SPV or any Administrator.

        (d)  Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

        (e)  Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

        (f)  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (g)  Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

        (h)  Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the
             remaining provisions hereof.

        (i)  Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations,
             warranties, covenants or undertakings with respect to

                                      A-8

             the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior
             agreements and understandings between the parties with respect to its subject matter.

                                      A-9

             IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                         CWABS, INC.

                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President

                                         CWMBS, INC.

                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President

                                         CWALT, INC.

                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President

                                         CWHEQ, INC.

                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President

                                         COUNTRYWIDE HOME LOANS, INC.

                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Senior Vice President

                                      A-10

                                         LEHMAN BROTHERS SPECIAL FINANCING INC.

                                         By: /s/ Jacqueline M. Didier
                                            ----------------------------------
                                            Name: Jacqueline M. Didier
                                            Title: Vice President

                                      A-11

EXHIBIT B to Schedule

GUARANTEE OF LEHMAN BROTHERS HOLDINGS INC.

LEHMAN BROTHERS SPECIAL FINANCING INC. (“Party A”) and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-12 (“Party B”) have entered into a Master Agreement dated as of August 13, 2007, as amended from time to time (the “Master Agreement”), pursuant to which Party A and Party B have entered and/or anticipate entering into one or more transactions (each a “Transaction”), the Confirmation of each of which supplements, forms part of, and will be read and construed as one with, the Master Agreement (collectively referred to as the “Agreement”). This Guarantee is a Credit Support Document as contemplated in the Agreement. For value received, and in consideration of the financial accommodation accorded to Party A by Party B under the Agreement, LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware (“Guarantor”), hereby agrees to the following:

(a)           Guarantor hereby unconditionally guarantees to Party B the due and punctual payment of all amounts payable by Party A in connection with each Transaction when and as Party A’s obligations thereunder shall become due and payable in accordance with the terms of the Agreement (whether at maturity, by acceleration or otherwise). Guarantor hereby agrees, upon written demand by Party B, to pay or cause to be paid any such amounts punctually when and as the same shall become due and payable.

(b)           Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.

(c)           Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of any obligation of Party A under the Agreement , the absence of any action to enforce Party A’s obligations under the Agreement, any waiver or consent by Party B with respect to any provisions thereof, the entry by Party A and Party B into any amendments to the Agreement, additional Transactions under the Agreement or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (excluding the defense of payment or statute of limitations, neither of which is waived) provided, however, that Guarantor shall be entitled to exercise any right that Party A could have exercised under the Agreement to cure any default in respect of its obligations under the Agreement or to setoff, counterclaim or withhold payment with respect to any Event of Default or Potential Event of Default, but only to the extent such right is provided to Party A under the Agreement. The Guarantor acknowledges that Party A and Party B may from time to time enter into one or more Transactions pursuant to the Agreement and agrees that the obligations of the Guarantor under this Guarantee will upon the execution of any such Transaction by Party A and Party B extend to all such Transactions without the taking of further action by the Guarantor.

(d)           This Guarantee shall remain in full force and effect until receipt by Party B of a written notice of termination from Guarantor. Termination of this Guarantee shall not affect Guarantor’s liability hereunder as to obligations incurred or arising out of Transactions entered into prior to the termination hereof.

(e)           Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by Party B upon an Event of Default as set forth in Section 5(a)(vii) of the Master Agreement affecting Party A or Guarantor.

(f)           Guarantor hereby waives (i) promptness, diligence, presentment, demand of payment, protest, order and, except as set forth in paragraph (a) hereof, notice of any kind in connection with the Agreement and this Guarantee, or (ii) any requirement that Party B exhaust any right to take any action against Party A or any other person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee.

(g)           Guarantor shall have no right of subrogation with respect to any payments made under this Guarantee until all obligations of the Guaranteed Party under the Agreement are paid in full.

(h)           Guarantor represents and warrants (which representations and warranties shall be deemed to have been made by Guarantor on the date of each Transaction) that:

i.           Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware;

ii.           Guarantor has the legal capacity and the legal right to execute and deliver this Guarantee and to perform Guarantor’s obligations hereunder;

iii.           no consent or authorization of, filing with, or other act by or in respect of, any governmental authority and no consent of any other person (including, without limitation, any creditor of Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

iv.           this Guarantee has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws; and

v.           the execution, delivery and performance of this Guarantee will not violate any provision of the certificate of incorporation, by laws or other organizational documents of Guarantor, or any law, treaty, rule or regulation or determination of an arbitrator, a court or other governmental authority, applicable to or binding upon Guarantor or any of its property or to which Guarantor or any of its property is subject.

(i)           Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(j)           No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege, and no waiver by Party B of any right or remedy hereunder on any one occasion shall be construed as a bar to any right or remedy which Party B would otherwise have on any future occasion. No failure to exercise, nor any delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(k)           If any term, provision, covenant, or condition of this Guarantee, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Guarantee had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Guarantee as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Guarantee and the deletion of such portion of this Guarantee will not substantially impair the respective benefits or expectations of the parties to this Guarantee.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles. All capitalized terms not defined in this Guarantee, but defined in the Agreement, shall have the meanings assigned thereto in the Agreement.

IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed by its duly authorized officer as of the date of the Agreement.

LEHMAN BROTHERS HOLDINGS INC.

By:
Name:
Title:
Date: